                                                                    EXHIBIT 10.4


                   AMENDMENT TO OFFER TO PURCHASE AND CONTRACT

THIS AMENDMENT TO OFFER TO PURCHASE CONTRACT, made as of the 2nd day of September, 1999, by and between YAGER-KUESTER PUBLIC FUND LIMITED PARTNERSHIP (hereinafter referred to as "Seller"), and FOUR DAN, L.L.C., a North Carolina Limited Liability Company having its principal place of business at 4400 Silas Creek Parkway, Suite 200, Winston-Salem, North Carolina, 27104 (hereinafter referred to as "Purchaser") or its assigns.


                                   WITNESSETH

WHEREAS, Seller and Purchaser have previously entered into a Purchase Contract dated July 19, 1999 (the "Contract");

WHEREAS, Seller and Purchaser desire to amend the terms of the Contract to grant Purchaser additional time to inspect the Property, review the Tenant leases, and perform its due diligence in connection with this Contract; and

WHEREAS, Seller and Purchaser agree that the following modification shall be made to the Contract:

In Paragraph 7, Conditions to Closing, the following modification shall be made to the second and third full sentence: "The Purchaser shall have until October 2, 1999, to inspect the Property, review the Tenant leases, and perform its due diligence in connection with this Contract." Purchaser may terminate this Contract, in its sole discretion, at any time prior to October 2, 1999 with a full refund of all earnest money previously placed with escrow agent.

All other terms and conditions of this Contract shall remain unchanged.

IN WITNESS WHEREOF, Seller and Purchaser have caused this Amendment to Offer to Purchase Contract to be executed under seal as of the day and year first above written.

ACCEPTED BY SELLER, this 2nd day of September 1999.


                                 SELLER:

                                 YAGER-KUESTER PUBLIC FUND
                                 LIMITED PARTNERSHIP, a North
                                 Carolina Limited Partnership
                                 By: FSK Limited Partnership
                                          General Partner



                                 By: /s/ Faison S. Kuester, Jr.  (Seal)
                                     ----------------------------
                                         Faison S. Kuester, Jr., General Partner
                                         Of FSK Limited Partnership

                                    By: DRY Limited Partnership
                                             General Partner


                                    By: /s/ Dexter R. Yager, Sr.   (Seal)
                                        ---------------------------
                                            Dexter R. Yager, Sr. General Partner
                                            Of DRY Limited Partnership


ACCEPTED BY PURCHASER, this 2nd day of September 1999.


                                    PURCHASER:

                                    FOUR DAN, L.L.C.
                                    A North Carolina Limited Liability Company



                                    By: /s/ Lloyd R. Daniel, Jr.      (SEAL)
                                        ------------------------------
                                            Member/Manager




                                   Page 2 of 2